SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                 February 10, 2004
             Date of Report  (Date of earliest event reported)



                            Plymouth Rubber Company, Inc.
             (Exact name of registrant as specified in its charter)



        Massachusetts               1-5197               04-1733970
(State or other jurisdiction)    (Commission   (IRS Employer of incorporation
                                  File Number)              Identification No.)



         104 Revere Street, Canton, Massachusetts         02021
       (Address of principal executive offices)         (Zip Code)



                                    (781) 828-0220
                   Registrant's Telephone Number, including area code



                                            None
               (Former Name or Former Address, if changed since last report )


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Item 7.     Exhibits


(c)         Exhibits:


Exhibit No.            Description


99.1 Press release issued by Plymouth Rubber Company, Inc.
on February 10, 2004 reporting financial results for the fourth quarter of fiscal 2003.



Item 12.  Results of Operations and Financial Condition.

The Company is furnishing a press release that was issued on February 10, 2004 reporting financial results for the fourth quarter of fiscal 2003, a copy of which is attached hereto as Exhibit 99.1.

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                                         SIGNATURES




Pursuant to the provisions of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized







                             PLYMOUTH RUBBER COMPANY, INC.
                                     (Registrant)



Date:  February 11, 2004      By   /s/Joseph J. Berns
                                      Joseph J. Berns
                                   Vice President-Finance and Treasurer

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